Exhibit 99.4
E*TRADE Financial Corporation
A Delaware corporation
(the “Company”)

Governance Committee Charter

This Charter was adopted by the Board of Directors (the “Board”) of the Company on April 23, 2003, and amended on February 13, 2007, August 13, 2009, May 9, 2012, May 8, 2013 and May 6, 2014.

A.           Purpose

The purpose of the Governance Committee (the “Committee”) of the Board of the Company shall be to:

●
 identify and recommend to the Board qualified candidates to be nominated for election as directors at any meeting of stockholders and qualified candidates (if any) to be appointed by the Board to fill any vacancies or newly created directorships that may occur between such meetings;

●	identify and recommend directors for membership on Board committees;

●	identify and recommend directors to chair each of the Board committees;

●	evaluate Board, committee, and director performance;

●	oversee and set compensation for the Company’s directors;

●	oversee compliance with the Corporate Governance Guidelines and Code of Professional Conduct of the Company;

●	review, and recommend appropriate changes to, the Corporate Governance Guidelines and Code of Professional Conduct of the Company;

●	review the Company’s management succession planning and recommend changes as appropriate; and

●
 review the Company’s reporting in documents filed with the Securities and Exchange Commission, to the extent related to corporate governance or any other matter for which the Committee has responsibility.

B.           Structure and Membership

1.	Number. The Committee shall consist of at least three members of the Board (each, a “member”).

2.
Independence.  Each member of the Committee shall be “independent” according to the standards of The NASDAQ Stock Market and the Company (to the extent the Company maintains standards that are more stringent).

3.	Chair. The Chair of the Committee shall be designated by the Board upon consideration of the Committee’s recommendation.

4.
Selection and Removal.  The independent members of the Board shall recommend nominees for appointment to the Committee annually and as vacancies or newly-created positions occur or are about to occur.  Committee members shall be appointed by the Board annually and may be removed by the Board at any time, with or without cause.

C.           Authority and Responsibilities

General

The Committee members shall discharge their responsibilities and shall assess the information provided by the Company’s management, in accordance with the same standards of duty and care as they do as members of the Board.  In addition to any other responsibilities which may be assigned from time to time by the Board, the Committee is authorized to undertake, and has responsibility for, the following areas related to the Company.

Board and Committee Membership

1.	Selection of Director Nominees. The Committee shall conduct searches for qualified individuals for membership on the Company’s Board.

2.
Nomination of Directors and Board Committee Members.  At least annually and as vacancies or newly-created positions occur or are anticipated to occur, the Committee shall recommend individuals for membership on the Company’s Board and directors for appointment to the committees of the Board.  The Committee shall consider recommendations sent to the Company’s Corporate Secretary at the Company’s headquarters, including any recommendations submitted by any stockholder who has continuously held at least 5% of the Company’s voting securities (either directly or as part of a group) for at least one year and is not a competitor.  In making its recommendations, the Committee shall:

a.	review and recommend criteria for Board and committee membership;

b.
review candidates’ qualifications for membership on the Board or a committee of the Board (including a determination as to the independence of the candidate in accordance with the Company’s Corporate Governance Guidelines) and any potential conflicts with the Company’s interests;

c.	assess the contributions and performance of current directors in connection with their nomination to additional terms on the Board or participation on any committee;

d.
periodically review the composition of the Board and its committees to determine whether it may be appropriate to add individuals after considering issues of knowledge, expertise, judgment, term of service, age, skills, diversity of background and experience, and relations with various constituencies in light of the risks and current challenges of the Company; and

e.
consider rotation of committee members and committee chairs in an effort to provide fresh perspectives, diversity of experience and expertise while balancing the benefits of continuity and experience gained in service on a particular committee.

3.
Director Compensation.  Annually, the Committee shall review and approve compensation (including stock option grants and other equity-based compensation) for the Company’s directors.  In so reviewing and approving director compensation, the Committee shall:

a.
identify corporate goals and objectives relevant to director compensation (including efforts by the Company to retain such directors and the cost to the Company of the particular director’s form of compensation);

b.
evaluate the performance of the Board in light of such goals and objectives and set director compensation based on such evaluation and such other factors as the Committee deems appropriate and in the best interests of the Company;

c.
review and recommend any long-term incentive component of director compensation based on the awards given to directors in past years, the Company’s performance, shareholder return and the value of similar incentive awards relative to such targets at comparable companies and such other factors as the Committee deems appropriate and in the best interests of the Company; and

d.	take into account the factors identified in the Company’s Corporate Governance Guidelines.

4.
Director Orientation and Continuing Education.  The Committee shall develop and oversee an orientation and continuing education program for directors, the details of which are set forth in the Company’s Corporate Governance Guidelines.

5.
Size and Responsibilities of Board.  At least annually, the Committee shall review the number, size and responsibilities of the Board and its committees and recommend any actions in this regard to the Board.

Evaluation of the Board; Succession Planning

1.
Evaluation of the Board and Committees.  At least annually, the Committee shall review and assess the performance of the Board and its committees to determine whether it and its committees are functioning effectively.  The Committee shall report the results of its assessment, including any recommendations for proposed changes, to the Board.

2.
Management Succession.  The Committee shall, in consultation with the Company’s Chief Executive Officer (the “CEO”), annually review the Company’s management succession planning including policies for CEO selection and succession in the event of the incapacitation, retirement or removal of the CEO, and the evaluation of, and development plans for, any potential successor to the then current CEO.  The plans shall include issues associated with preparedness for the possibility of an emergency situation involving the CEO and other senior executives.

3.	Additional Powers. The Committee shall have such other duties as may be delegated from time to time by the Board.

Corporate Governance Matters

1.	Corporate Formalities. The Committee shall assist the Board to ensure that all appropriate corporate formalities are followed in the actions undertaken by the Board.

2.	Corporate Governance Guidelines.

a.
At least annually, the Committee shall review and reassess the adequacy of the Company’s Corporate Governance Guidelines and Code of Professional Conduct and recommend any appropriate changes to the Board.

b.
The Committee shall oversee compliance with the Company’s Corporate Governance Guidelines and Code of Professional Conduct and report on such compliance to the Board.  The Committee shall also review and approve any waivers of the Company’s Corporate Governance Guidelines or Code of Professional Conduct for the Company’s directors, executive officers and senior financial officers.

3.	Conflicts of Interest, Related Party Transactions.

a.
The Committee shall assist the Board to ensure that any transaction with a related party is thoroughly reviewed on a regular basis so that such transaction is, and remains, on the terms that are at arms’ length and calculated to promote long term shareholder value.

b.
The Committee shall assist the Board to ensure that all of the Board’s material contractual and other business relationships are entered into on an arm’s length basis and intended to promote long term shareholder value.

4.
Disclosures.  The Committee shall review the Company’s reporting in documents filed with the Securities and Exchange Commission, to the extent related to corporate governance or any other matter for which the Committee has responsibility.

D.           Procedures and Administration

1.
Meetings.  The Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this Charter, provided that the Committee shall meet at least quarterly.  Special meetings of the Committee may be held from time to time pursuant to the call of the Chair of the Committee.  The Chair of the Committee, in consultation with the other Committee members, shall determine the frequency and length of the Committee meetings, shall set meeting agendas consistent with this Charter and shall, when present, preside at all meetings of the Committee.  Meetings may be conducted by teleconference.  In lieu of a meeting, the Committee may also act by unanimous written consent.  The Committee shall designate a person (who need not be a member of the Committee) to keep minutes of its meetings.  The minutes shall be retained by the Corporate Secretary of the Company.

2.
Quorum.  A majority of the total number of Committee members then authorized shall constitute a quorum at any meeting and, in the absence of a quorum at any such meeting, a majority of the members present may adjourn the meeting from time to time without further notice other than announcement at the meeting, until a quorum shall be present.  If a quorum is present, the Committee may take action through the affirmative vote of a majority of the directors who are in attendance.

3.
Subcommittees.  The Committee may, to the full extent permitted by applicable law or regulation, form and delegate its authority to subcommittees of the Committee when it deems appropriate and in the best interests of the Company.

4.
Reports to the Board.  The Committee shall report to the Board at least quarterly.  This report shall include a review of any recommendations or issues that arise with respect to Board or committee nominees or membership, Board or management performance, corporate governance or any other matters that the Committee deems appropriate or is requested to be included by the Board.

5.	Charter. At least annually, the Committee shall review and assess the adequacy of this Charter and recommend any appropriate changes to the Board for approval.

6.
Independent Advisors.  The Committee has the authority (without seeking Board or management approval) to select, retain and terminate legal, financial, executive search and/or compensation consulting firms, employee benefit, or other professional advisors (“Advisors”) to assist the Committee in performing its responsibilities under this Charter.  Such retention shall be coordinated by the Committee Chair with the assistance of the General Counsel of the Company.  For purposes of clarification, this authority excludes selecting, retaining and terminating the Company’s registered public accounting firm.  The Company shall be responsible for all costs and expenses incurred by the Advisors retained by the Committee; provided, that the Chair of the Committee reviews and approves all invoices of the Advisors prior to their submission to the Company for payment.

7.
Access to Company Employees and Advisors.  In addition to the above, the Committee shall have reasonable access to the Company’s management, officers, employees, outside counsel and independent auditors to assist the Committee in performing its duties under this Charter and the Committee may, upon reasonable notice, require the Company’s management, officers, employees, outside counsel and independent auditors to meet with one or more of the Committee’s Advisors.  In performing its functions, the Committee is entitled to rely in good faith on the findings of fact, advice, reports and opinions of its Advisors and of management as well as any legal, accounting or other advisors retained by the Company as to matters the Committee reasonably believes are within the advisor’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Company.

8.	Annual Self-Evaluation. At least annually, the Committee shall evaluate its own performance and report to the Board on such evaluation.